SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2001

                              SPORTSLINE.COM, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

             0-23337                               65-0470894
             -------                               ----------
     (Commission File Number)         (I.R.S. Employer Identification No.)

        2200 W. Cypress Creek Road
         Fort Lauderdale, Florida                                    33309
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  (Address of principal executive offices)                         (Zip Code)

                                 (954) 351-2120
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.

         On February 15, 2001, Sports.com Limited ("Sports.com"), a majority owned subsidiary of SportsLine.com, Inc., based in London, United Kingdom, issued a press release announcing the launch of an online betting service in the United Kingdom.

         Sports.com's betting service is not accessible from, and does not permit wagering from, the United States, Canada or any other jurisdiction where on-line wagering is prohibited. Furthermore, wagering will not available for United States or Canada based sporting events.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)       Exhibits

                  99.1 Press Release of Sports.com, Limited dated February 15, 2001.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SPORTSLINE.COM, INC.

Date: February 15, 2001                          By:/s/ Kenneth W. Sanders
                                                    ----------------------------
                                                     Kenneth W. Sanders
                                                     Chief Financial Officer


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

                              SPORTSLINE.COM, INC.

                               INDEX TO EXHIBITS

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
     99.1               Press Release of Sports.com, Limited dated
                        February 15, 2001.


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